                                                                 Exhibit 10.5(c)
                              GUARANTY AGREEMENT
                              ------------------


     THIS GUARANTY AGREEMENT is dated as of March 22, 1996 by and between IMPERIAL CREDIT INDUSTRIES, INC., a California corporation, (the "GUARANTOR"), and FAWN ASSOCIATES LIMITED PARTNERSHIP, a Connecticut limited partnership ("LESSOR").

     WHEREAS, the Guarantor is affiliated with FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, a California limited liability company (the "LESSEE"); and

     WHEREAS, Guarantor wishes Lessee to enter into that certain Lease between Lessor and Lessee dated as of March 22, 1996 (the "LEASE"), providing for the Lease by Lessor to Lessee of certain premises in 5 Greenwich Office Park, Greenwich, Connecticut, which premises are more particularly described in the Lease; and

     WHEREAS, Lessor is unwilling to enter into the Lease with Lessee unless Guarantor enters into this Guaranty Agreement; and

     WHEREAS, Guarantor is willing to enter into this Guaranty Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Guarantor unconditionally guarantees the due and punctual payment of all Fixed Rent, Additional Rent, interest charges or other amounts provided for in the Lease and all other sums at any time becoming due and payable by Lessee (including damages provided for in the Lease, or damages allowed by law upon any Lessee default) and the performance of all of Lessee's obligations under the Lease.

     2. The above guaranty is an absolute, unconditional, continuing guaranty of payment and performance and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from Lessee or upon any other condition or contingency. If Lessee fails to pay any Fixed Rent, Additional Rent, damages or any other sums at any time becoming due and payable by Lessee under the Lease beyond any applicable notice and grace periods, or if Lessee fails to perform any obligation on Lessee's part to be performed under the Lease beyond any applicable notice and grace periods, then, upon written notice, Guarantor shall promptly pay or perform the same.

     3. If Lessor pursues Guarantor to enforce the obligations of Guarantor under this Guaranty Agreement or the obligations of Lessee under the Lease and prevails therein, Guarantor shall pay all costs and expenses incurred by or on behalf of Lessor, including reasonable attorney's fees. Lessor shall be under no obligation to proceed against Lessee before proceeding against the Guarantor. Guarantor hereby agrees (i) that Guarantor shall be at all times subject to the jurisdiction of the courts of the State of Connecticut in connection with the Lease and this Guaranty Agreement and, (ii) that all disputes relating to this Guaranty Agreement shall be subject to the jurisdiction of the courts of the State of Connecticut.

     4. This Guaranty Agreement and all guaranties and covenants and agreements of Guarantor contained herein shall continue in full force and effect throughout the Lease Term and thereafter so long as any obligation or liability of Lessee under the Lease shall remain unperformed or unsatisfied.

     5. Except as provided in Paragraph 8, the obligations of Guarantor under this Agreement shall not be terminated or in any way released or impaired by, and shall survive and remain in full force and effect notwithstanding, any occurrence whatsoever, including, without limitation, (a) any amendment or modification of, addition or supplement to the Lease or of any covenants, agreements, terms or conditions contained therein; (b) any exercise or non-exercise by Lessor of any right, power, or remedy under, or in respect of the Lease, or any waiver of such right, power, or remedy; (c) any waiver, consent, extension, indulgence or other action, inaction or omission under or in respect of the Lease; (d) any assignment, sale, sublease, surrender, forfeiture, re-entry, re-letting or other transfer in respect of the Lease or any or all of the Premises (as defined in the Lease) or any interest therein by Lessor or Lessee; or (e) any insolvency, bankruptcy, receivership, liquidation, merger, reorganization, readjustment, composition, dissolution, winding up or similar proceeding involving or affecting Lessor or Lessee, whether or not Guarantor shall have notice or knowledge of any of the foregoing items.

     6. Lessor may at any time, and from time to time, assign, by way of pledge or otherwise, any of Lessor's rights under the Lease or any or all of the rights (in whole or part) of Lessor under this Guaranty Agreement. From and after any such assignment, the assignee may enforce any and all of the terms of this Guaranty Agreement, to the extent so assigned, as though such Assignee had been a party hereto.

     7. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, postage prepaid, addressed:


If to Guarantor:    3701 Skypark Drive
                    Torrance, CA 90505


If to Lessor:       Fawn Associates Limited Partnership
                    100 Putnam Green
                    Greenwich, Connecticut 06830
                    Attention: Chief Executive Officer

or at such address as either party shall have furnished to the other in writing.

     8. If any term of this Guaranty Agreement, or any application thereof, shall be invalid or unenforceable, the remainder of this Guaranty Agreement, and any other application of such term shall not be affected thereby. Neither this Guaranty Agreement nor any term hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the charge, waiver, discharge or termination is sought. The terms of this Guaranty Agreement shall be binding upon Guarantor and its successors and assigns, and shall insure to the benefit of Lessor and its successors and assigns.

     9. This Guaranty Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and attested on the date set forth above.

Signed and Delivered
in the presence of:



                                             IMPERIAL CREDIT INDUSTRIES, INC.

_______________________________
                                             By: [SIGNATURE ILLEGIBLE]
                                                --------------------------------
                                             Its: Chairman Duly Authorized

_______________________________

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

Re: 5 Greenwich Office Park


     The undersigned, as Lessee under that certain Lease dated March 22, 1996, as amended by First Amendment to Lease, dated as of July 12, 1996, made with Fawn Associations Limited Partnership, now known as Fawn Associates Limited Liability Company, as Lessor, does hereby certify to New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010:

1. That its leased premises at the above location have been completed in accordance with the terms of the Lease, subject to punchlist items, that it has accepted possession of said premises and that it now occupies the same, and is open for business;

2. That the Lease term began on June 7, 1996, that it began paying rent on 8,570 rentable square feet on June 7, 1996, and 3,212 additional rentable square feet on October 1, 1996, that it pays rent on a current basis, that, save only as may be required by the terms of the Lease, no rent has been or will be paid by the Lessee during the term of this lease for more than one month in advance, that the rent payable under the Lease is the amount of fixed rent provided thereunder, which is net annual rent payable to Lessor of $255,669.40 and that there is no claim or basis for an adjustment thereto;

3. That to Lessee's knowledge there exist no defenses or offsets to enforcement of the Lease by the Lessor and that there are, as of the date hereof, no defaults or breaches on the part of the Lessor under the Lease known to the undersigned and the undersigned has made no claim against the Lessor;

4. That the Lease is now in full force and effect and has not been amended, modified or assigned and the Lease is the only agreement between Lessor and the undersigned regarding the leased premises;

5. That all required parking spaces have been furnished and/or all parking ratios have been met.

6. That the Lessee shall not look to New York Life, it successors or assigns for the return of the security deposit, if any, under the Lease unless the same is actually delivered to New York Life as security for our performance under the Lease.

7. That Lessee is in full compliance (to the extent such compliance is Lessee's responsibility under the Lease) with all Federal, State and Local laws, ordinances, rules and regulations affecting its use of the premises, including, but not limited to the handling, storage and disposal of hazardous and/or toxic materials used or generated as a result of its business conducted on or about the leased premises.

     It is understood that New York Life requires this statement from the undersigned as a condition to the making of a loan to the owners of the property comprising the leased premises, secured by a first mortgage thereon and also by an assignment of the Lease as collateral security.


Dated: October 23, 1996

                                        Lessee: FRANCHISE MORTGAGE ACCEPTANCE
                                                COMPANY LLC

                                        By: [SIGNATURE ILLEGIBLE]
                                           -------------------------------------

                                        Name:     SVP
                                             -----------------------------------


                                        Title:__________________________________